UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Applied Plaza, Cleveland, Ohio	44115
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 426-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) Resignation of Stephen E. Yates.

Stephen E. Yates, a director of Applied Industrial Technologies, Inc. (“Applied”), retired from his position as an executive with KeyCorp in February 2010. Thereafter, Mr. Yates also submitted his resignation as an Applied director. Mr. Yates’ resignation will take effect at the end of his term, which expires at Applied’s 2010 annual meeting of shareholders in October.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ Fred D. Bauer
Fred D. Bauer
Vice President-General Counsel
& Secretary

Date: April 23, 2010